                         LONGLEAF PARTNERS FUNDS TRUST

                      SUPPLEMENT TO MAY 1, 1998 PROSPECTUS

                             LONGLEAF PARTNERS FUND

                        OPENING OF FUND TO NEW INVESTORS

LOGO

Effective October 16, 1998, Longleaf Partners Fund is open to all investors. The required minimum initial investment and other procedures for purchasing and redeeming shares are the same as for other Longleaf Partners Funds and are described on pages 22 through 27 of the Prospectus. Longleaf Partners Small-Cap Fund remains closed to new investors except for those listed on page 22.

                        LONGLEAF PARTNERS SMALL-CAP FUND

             CHANGE IN DEFINITION OF SMALL CAPITALIZATION COMPANIES

On August 7, 1998, the Board of Trustees of Longleaf Partners Small-Cap Fund authorized a change in the definition of small capitalization companies in which the Fund invests its portfolio. Under the new definition, at least 65% of the Fund's total assets will be invested in companies within the capitalization range of companies included in the Russell 2000 stock index. Previously, companies with a market capitalization of less than $1 billion were considered as "small-cap" companies.

At September 30, 1998, the market capitalization of companies included in the Russell 2000 ranged from a low of $5.9 million to a high of $2.4 billion. To the extent that the market-cap of companies in the Russell 2000 changes in the future, the size of the maximum market-cap of companies in which the Small-Cap Fund will be able to invest at least 65% of its total assets will correspondingly change.

The Small-Cap Fund adopted the Russell 2000 as its official comparative stock index at the end of the third quarter of 1997. However, the Fund continued to use $1 billion as the stated maximum capitalization for a small-cap company, which has limited the universe of undervalued companies available for investment. The present change in the Fund's definition of "small-cap" companies, which recognizes the general market-cap increase during the 1990's, will increase the Fund's universe of potential investments and is consistent with the earlier adoption of the Russell 2000 as the Small-Cap Fund's official comparative index.

                            LONGLEAF PARTNERS FUNDS

                                   Managed By
                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119
(800) 445-9469                                                    (901) 761-2474